UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2019

WABCO HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33332	20-8481962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Giacomettistrasse 1, 3000 Bern 31, Switzerland 1220 Pacific Dr., Auburn Hills, Michigan		48326-1589
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +41-315-813-300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	WBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 27, 2019, WABCO Holdings Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). A total of 36,874,758 shares (71.97%) of the Company’s issued and outstanding common stock held of record as of the close of business on May 17, 2019 were present in person or by proxy at the Special Meeting. The information below is a summary of the final voting results on the proposals considered and voted upon at the Special Meeting.

Adoption of the Merger Agreement

At the Special Meeting, the Company’s stockholders voted to adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated as of March 28, 2019 (the “Merger Agreement”), by and among the Company, ZF Friedrichshafen (“ZF”) and Verona Merger Sub Corp., a wholly owned subsidiary of ZF. Set forth below is the result of the stockholder vote on this proposal:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To adopt the Merger Agreement	35,065,928	128,205	1,680,625	—

Advisory Vote To Approve Executive Compensation

At the Special Meeting, the Company’s stockholders voted to approve, by means of a non-binding, advisory vote, compensation that will or may become payable to the named executive officers of the Company in connection with the merger. Set forth below is the result of the stockholder vote on this proposal:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve, by means of a non-binding, advisory vote, compensation that will or may become payable to the named executive officers of the Company in connection with the merger	33,540,746	1,477,360	1,856,652	—

Adjournment Proposal

It was determined at the Special Meeting that sufficient votes had been obtained to approve the proposal to adopt the Merger Agreement and that it was not necessary to adjourn or postpone the Special Meeting to solicit additional proxies.

Item 8.01.	Other Events.

On June 27, 2019, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 27, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WABCO HOLDINGS INC.

Date: June 27, 2019	By:	/s/ LISA BROWN
	Name:	Lisa Brown
	Title:	Chief Legal Officer & Secretary